UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________

FORM 8-K/A
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

January 19, 2023
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

As previously disclosed, on January 20, 2023 (the “Closing Date”), pursuant to a stock and asset purchase agreement dated November 17, 2022 (the “Purchase Agreement”), Evolent Health, Inc. (“Evolent”) completed its acquisition of National Imaging Associates, Inc., including all of the issued and outstanding shares of capital stock of National Imaging Associates, Inc. as well as certain assets held by Magellan Health, Inc. (“Magellan”) and certain of its subsidiaries that were used in the Magellan specialty health division (“NIA” or “Magellan Specialty Health”), as more fully described in Evolent’s Current Report filed on Form 8-K with the Securities and Exchange Commission (the “SEC”) on January 23, 2023 (the “Original Form 8-K”). Financial statements of the acquired business and pro forma financial information related to the acquisition as required by Items 9.01(a) and 9.01(b) of Form 8-K were filed with the Original Form 8-K.

This Amendment No. 1 on Form 8-K/A amends the Original Form 8-K in order to (a) disclose an error by NIA related to the previously filed financial statements of NIA, as further described below and (b) provide restated combined audited financial statements of Magellan Specialty Health, comprised of the combined balance sheets as of December 31, 2020 and 2021, the related combined statements of operations, cash flows and equity for each of the years in the two-year period ended December 31, 2021 and the related notes to the combined financial statements, to replace the financial statements filed as Exhibit 99.1 to the Original Form 8-K, and revised pro forma financial information of the Company for the year ended December 31, 2021, to replace the pro forma financial information of the Company for the year ended December 31, 2021, included as part of Exhibit 99.3 to the Original Form 8-K.

Item 8.01 - Other Events.

Pursuant to the terms of the Purchase Agreement, prior to the Closing Date, Magellan provided to Evolent the NIA Financial Statements (as defined below). On September 21, 2023, NIA’s independent auditor for periods prior to the Closing, KPMG LLP, informed Evolent that its independent auditors’ report on the financial statements of NIA, dated December 20, 2022, filed by Evolent pursuant to Rule 3-05 of Regulation S-X as Exhibit 99.1 to the Original Form 8-K should no longer be relied upon. This report, together with the annual and interim financial statements of NIA filed by Evolent pursuant to Rule 3-05 of Regulation S-K as Exhibit 99.1 and 99.2 to the Original Form 8-K, the “NIA Financial Statements”), should no longer be relied upon due to an error by NIA.

Based on this information, Evolent’s management has concluded to make this disclosure and inform investors that the NIA Financial Statements and the related unaudited pro forma combined financial information filed by Evolent pursuant to Article 11 of Regulation S-X as Exhibit 99.3 to the Original Form 8-K, should no longer be relied upon due to an error by NIA in the application of ASC Topic 606 related to risk-based customer contracts.

No Evolent financial statements for any period are impacted by NIA’s misapplication of ASC Topic 606. The impact is isolated to financial statements of NIA for periods prior to the Closing when NIA was not owned by Evolent.

In public disclosures relating to the acquisition of NIA, in investor communications, in reported financial information and in its guidance for full year and quarterly 2023 revenue, Evolent has applied ASC Topic 606 for revenue recognition in a consistent manner with respect to NIA, with revenue from NIA’s risk-based customer contracts recognized on a net basis. NIA, in the financial statements audited by KPMG LLP filed as Exhibit 99.1 to the Original Form 8-K, applied ASC Topic 606 to the same contracts but concluded that it was appropriate to recognize revenue on a gross basis. Evolent has been informed by KPMG LLP that NIA’s restated financial statements audited by KPMG LLP now recognize revenue from these risk-based customer contracts on a net basis, with corresponding classification of certain assets and liabilities that were subject to offset, consistent with Evolent’s accounting treatment for these contracts. Presenting revenue on a net basis instead of on a gross basis has no impact on NIA’s net income for any period included in the NIA Financial Statements.

Since Evolent has consistently viewed, recognized and communicated revenue on a net basis for these contracts, this change in revenue treatment in NIA’s historical financial statements has no impact on Evolent’s view of the valuation of NIA and no impact on Evolent’s view of NIA’s historical or future financial performance.

Evolent intends to further amend the Original Form 8-K, as amended, with restated financial results for NIA as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021 and pro forma financial information as of and for the nine months ended September 30, 2022 as soon as practicable.

Evolent’s management has discussed the matters mentioned herein with KPMG LLP, Marcum LLP, who is in the process of auditing the 2022 combined audited financial statements of NIA as of and for the year ended December 31, 2022, and with Deloitte & Touche LLP, Evolent’s independent accountant.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The restated audited financial statements of Magellan Specialty Health, a business of Magellan Parent (“Magellan”), comprised of the combined balance sheets as of December 31, 2020 and 2021, the related combined statements of operations, cash flows and equity for each of the years in the two-year period ended December 31, 2021 and the related notes to the combined financial statements, are attached hereto as Exhibit 99.1.

(b) Pro Forma Financial Information.

Restated unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2021, giving effect to the Closing, is attached hereto as Exhibit 99.3.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP, independent auditors for Magellan Specialty Health.
99.1	Restated combined audited financial statements of Magellan Specialty Health as of December 31, 2021 and 2020 and for each of the years in two-year period ended December 31, 2021.
99.3	Unaudited restated pro forma condensed combined financial information of Evolent Health, Inc. for the year ended December 31, 2021.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2023

EVOLENT HEALTH, INC.

By:	/s/ Jonathan Weinberg
Name:	Jonathan Weinberg
Title:	General Counsel and Secretary